U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K


     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)
                          June 20, 2006 (June 15, 2006)



                           Commission File No. 0-32893
                           CAL-BAY INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

               NEVADA                                   26-0021800
    (State or other jurisdiction of          (IRS Employer Identification No.)
   incorporation  or  organization)


              2111 Palomar Airport Road, Suite 100, Carlsbad, CA 92011
                    (Address of principal executive offices)

                                 (760) 930-0100
                           (Issuer's telephone number)


    (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other events

On June 15, 2006, the Company issued a news release announcing a final agreement for the acquisition of California based Cobs Homes, a premier online homebuilder support services company. COBS annual revenues are currently in excess of $5M per year and through the Cal-Bay alliance COBS has plans for major growth and expansion. COBS has assisted with the building of over 6,000 homes since inception. www.cobshomes.com


A copy of the press release is attached as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired

              Not Applicable

          (b) Pro Forma Financial Information

              Not Applicable

          (c) Exhibits.

              The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
-------           -----------
99.1              Press Release

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                              Cal Bay International, Inc.
                                               (Registrant)


Date:   June 20, 2006                         By: /s/ Roger E Pawson
                                                   -------------------------
                                                   Roger E Pawson,
                                                   Chief Executive Officer